UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-04670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  APRIL 30, 2010

Semiannual Report to Shareholders

DWS Global Small Cap Growth Fund (formerly DWS Global Opportunities Fund)

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

11 Investment Portfolio

18 Financial Statements

22 Financial Highlights

27 Notes to Financial Statements

35 Summary of Management Fee Evaluation by Independent Fee Consultant

40 Account Management Resources

41 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks of smaller companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2010

Average Annual Total Returns as of 4/30/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	15.04%	51.20%	-7.56%	4.85%	2.58%
Class B	14.51%	49.95%	-8.26%	4.04%	1.77%
Class C	14.59%	50.05%	-8.26%	4.07%	1.80%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	8.42%	42.50%	-9.37%	3.61%	1.97%
Class B (max 4.00% CDSC)	10.51%	46.95%	-8.84%	3.88%	1.77%
Class C (max 1.00% CDSC)	13.59%	50.05%	-8.26%	4.07%	1.80%
No Sales Charges						Life of Institutional Class*
Class S	15.21%	51.63%	-7.30%	5.16%	2.88%	N/A
Institutional Class	15.32%	51.85%	N/A	N/A	N/A	-0.94%
S&P® Developed SmallCap Index+	17.70%	49.66%	-5.80%	6.08%	6.40%	-0.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 26, 2008. Index returns began on August 31, 2008.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2010 are 1.72%, 2.67%, 2.52%, 1.32% and 1.17% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Small Cap Growth Fund — Class A [] S&P Developed SmallCap Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The S&P Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe.
Net Asset Value
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 4/30/10	$ 33.43	$ 30.23	$ 30.40	$ 34.39	$ 34.41
10/31/09	$ 29.06	$ 26.40	$ 26.53	$ 29.85	$ 29.84
Lipper Rankings — Global Small/Mid-Cap Funds Category as of 4/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	32	of	63	50
3-Year	37	of	48	76
5-Year	33	of	45	72
10-Year	15	of	26	56
Class B 1-Year	36	of	63	57
3-Year	39	of	48	80
5-Year	36	of	45	79
10-Year	18	of	26	67
Class C 1-Year	34	of	63	54
3-Year	38	of	48	78
5-Year	35	of	45	77
10-Year	17	of	26	63
Class S 1-Year	31	of	63	49
3-Year	36	of	48	74
5-Year	30	of	45	66
10-Year	14	of	26	52
Institutional Class 1-Year	30	of	63	47

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2009 to April 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/10	$ 1,150.40	$ 1,145.10	$ 1,145.90	$ 1,152.10	$ 1,153.20
Expenses Paid per $1,000*	$ 8.69	$ 13.46	$ 12.88	$ 6.78	$ 5.98
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/10	$ 1,016.71	$ 1,012.25	$ 1,012.79	$ 1,018.50	$ 1,019.24
Expenses Paid per $1,000*	$ 8.15	$ 12.62	$ 12.08	$ 6.36	$ 5.61
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Small Cap Growth Fund	1.63%	2.53%	2.42%	1.27%	1.12%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	4/30/10	10/31/09

United States	42%	39%
Europe (excluding United Kingdom)	24%	28%
Pacific Basin	12%	12%
Japan	8%	8%
United Kingdom	8%	8%
Canada	2%	2%
Latin America	1%	1%
Other	3%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks, Participatory Notes and Warrants)	4/30/10	10/31/09

Industrials	20%	17%
Health Care	16%	16%
Information Technology	16%	18%
Consumer Discretionary	16%	15%
Financials	12%	13%
Energy	8%	10%
Materials	6%	5%
Consumer Staples	5%	5%
Utilities	1%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2010 (15.3% of Net Assets)	Country	Percent
1. Fresenius Medical Care AG & Co. KGaA Manufacturer that distributes equipment and products for dialysis patients	Germany	2.8%
2. Thoratec Corp. Producer of health care equipment and supplies	United States	1.6%
3. Ultra Petroleum Corp. Producer and explorer of natural gas	United States	1.5%
4. Nidec Corp. Manufactures DC and AC motors for electronic devices	Japan	1.5%
5. Schweitzer-Mauduit International, Inc. Manufacturer of cigarette paper and other tobacco-related products	United States	1.5%
6. Itron, Inc. Manufacturer of meter-reading instruments for utilities	United States	1.4%
7. Kingboard Chemical Holdings Ltd. Manufacturer of laminates, copper foil and glass fabric	Hong Kong	1.3%
8. Joy Global, Inc. Manufacturer of mining equipment	United States	1.3%
9. ARM Holding PLC Develops processors, data engines, peripherals and software	United Kingdom	1.2%
10. Midland Holdings Ltd. Provider of residential property services	Hong Kong	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2010 (Unaudited)

	Shares	Value ($)

Common Stocks 97.6%
Australia 0.6%
Austal Ltd. (a) (Cost $2,591,611)	1,356,615	2,957,051
Austria 0.8%
Wienerberger AG* (a) (Cost $2,394,457)	206,712	3,875,083
Bermuda 0.7%
Lazard Ltd. "A" (Cost $2,121,037)	86,700	3,351,822
Brazil 1.3%
Diagnosticos da America SA	418,100	3,631,992
Fleury SA*	238,700	2,434,719
(Cost $4,624,477)		6,066,711
Canada 1.3%
North American Palladium Ltd.* (a)	509,400	2,368,710
SunOpta, Inc.*	871,400	3,947,442
(Cost $10,341,682)		6,316,152
Channel Islands 0.6%
Randgold Resources Ltd. (ADR) (b) (Cost $1,955,772)	32,900	2,771,496
China 2.0%
Minth Group Ltd.	3,515,700	4,953,960
VanceInfo Technologies, Inc. (ADR)* (a)	194,200	4,631,670
(Cost $2,970,988)		9,585,630
Cyprus 0.7%
Prosafe Production Public Ltd.* (c)	559,100	1,413,422
Prosafe SE (c)	346,240	1,918,196
(Cost $4,678,423)		3,331,618
France 2.8%
Financiere Marc de Lacharriere SA	44,320	2,200,330
Flamel Technologies SA (ADR)*	535,191	4,613,346
JC Decaux SA*	162,358	4,677,239
Meetic*	63,329	1,739,877
(Cost $15,350,753)		13,230,792
Germany 4.9%
Fresenius Medical Care AG & Co. KGaA	244,396	13,245,254
M.A.X. Automation AG	752,188	2,865,122
Rational AG (a)	20,692	3,321,664
United Internet AG (Registered)*	248,826	3,754,305
(Cost $8,250,191)		23,186,345
Gibraltar 0.6%
PartyGaming PLC* (Cost $2,390,733)	574,774	2,697,762
Greece 0.6%
Hellenic Exchanges SA	177,675	1,461,177
Jumbo SA	167,882	1,227,550
(Cost $5,122,607)		2,688,727
Hong Kong 6.3%
Dah Sing Banking Group Ltd.*	1,767,300	2,379,274
K Wah International Holdings Ltd.	7,913,000	2,844,749
Kingboard Chemical Holdings Ltd.	1,110,970	6,000,365
Midland Holdings Ltd.	6,358,407	5,877,924
REXLot Holdings Ltd. (d)	45,525,000	5,444,401
Shui On Construction & Materials Ltd.	1,688,000	2,458,934
Wing Hang Bank Ltd.	503,200	5,105,415
(Cost $16,759,335)		30,111,062
Ireland 4.4%
C&C Group PLC (e)	340,814	1,623,337
C&C Group PLC (e)	815,840	3,885,933
ICON PLC (ADR)*	144,100	4,203,397
Norkom Group PLC*	842,024	1,792,188
Paddy Power PLC	132,043	4,626,102
Ryanair Holdings PLC*	927,586	4,602,122
(Cost $12,007,379)		20,733,079
Italy 0.8%
Prysmian SpA (a) (Cost $3,611,398)	200,775	3,607,121
Japan 7.8%
Daiseki Co., Ltd.	136,900	3,006,373
FP Corp.	42,500	1,954,897
Internet Initiative Japan, Inc. (a)	1,067	2,618,067
M3, Inc. (a)	731	2,638,065
Mazda Motor Corp.	1,647,000	4,908,017
MISUMI Group, Inc.	189,100	3,760,450
Nidec Corp.	67,200	6,963,547
Nippon Seiki Co., Ltd.	214,000	2,355,160
Nitori Co., Ltd.	33,000	2,590,358
Sumitomo Realty & Development Co., Ltd.	132,000	2,717,649
Universal Entertainment Corp.	186,200	3,626,965
(Cost $26,463,975)		37,139,548
Korea 1.4%
Korean Air Lines Co., Ltd.*	59,100	3,696,285
S&T Dynamics Co., Ltd.	194,150	2,767,633
(Cost $4,752,048)		6,463,918
Luxembourg 0.5%
L'Occitane International SA* (Cost $2,376,791)	1,211,500	2,376,791
Netherlands 3.8%
Brunel International NV	24,629	900,672
Chicago Bridge & Iron Co. NV (NY Registered Shares)* (a)	157,400	3,689,456
Koninklijke Vopak NV	53,060	4,337,514
QIAGEN NV* (a)	203,138	4,672,450
SBM Offshore NV	237,309	4,702,808
(Cost $10,678,827)		18,302,900
Singapore 1.0%
Venture Corp., Ltd.* (Cost $2,281,307)	634,000	4,536,610
South Africa 0.5%
Northam Platinum Ltd. (Cost $2,348,589)	346,811	2,453,511
Spain 1.1%
Tecnicas Reunidas SA	44,456	2,710,494
Telvent GIT SA (NY Registered Shares)* (a)	81,900	2,366,910
(Cost $4,857,161)		5,077,404
Switzerland 1.6%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)*	27,889	1,091,514
Nobel Biocare Holding AG (Registered) (a)	106,521	2,339,967
Partners Group Holding AG	31,600	4,231,891
(Cost $5,624,791)		7,663,372
Taiwan 1.2%
Compal Electronics, Inc.	2,485,265	3,442,648
Nan Ya Printed Circuit Board Corp.	527,000	2,176,178
(Cost $4,377,307)		5,618,826
Thailand 0.5%
Kiatnakin Bank PCL (Foreign Registered) (Cost $2,468,991)	2,930,100	2,422,506
United Arab Emirates 0.6%
Lamprell PLC (Cost $2,606,232)	823,271	2,979,009
United Kingdom 7.3%
Aegis Group PLC	969,657	1,914,821
ARM Holdings PLC	1,543,288	5,972,849
Ashmore Group PLC	1,066,176	4,315,173
Babcock International Group PLC (a)	524,690	4,691,693
ICAP PLC	318,042	1,830,738
John Wood Group PLC	460,377	2,589,293
Michael Page International PLC	695,280	4,546,320
Northgate PLC*	566,124	1,836,357
Rotork PLC	123,539	2,655,673
Serco Group PLC	480,607	4,593,648
(Cost $27,946,254)		34,946,565
United States 41.9%
Advance Auto Parts, Inc.	58,100	2,620,310
Aecom Technology Corp.*	155,187	4,666,473
Aeropostale, Inc.*	172,025	4,995,606
Affiliated Managers Group, Inc.* (a)	32,000	2,693,760
Allegheny Energy, Inc.	194,500	4,236,210
Alpha Natural Resources, Inc.*	92,800	4,369,024
American Eagle Outfitters, Inc.	151,800	2,551,758
athenahealth, Inc.* (a)	64,000	1,857,280
Atlas Air Worldwide Holdings, Inc.*	96,300	5,322,501
BE Aerospace, Inc.*	153,900	4,572,369
BorgWarner, Inc.*	63,200	2,739,088
Cameron International Corp.*	49,500	1,953,270
Carter's, Inc.*	139,900	4,507,578
Central European Distribution Corp.* (f)	99,200	3,437,280
Cliffs Natural Resources, Inc.	64,700	4,045,691
Darling International, Inc.*	260,900	2,475,941
Deckers Outdoor Corp.* (a)	37,600	5,285,808
Diamond Foods, Inc. (a)	112,980	4,825,376
Dresser-Rand Group, Inc.*	99,800	3,520,944
ev3, Inc.*	144,400	2,762,372
EXCO Resources, Inc.	173,126	3,211,487
FTI Consulting, Inc.* (a)	124,450	5,118,629
Genoptix, Inc.* (a)	48,100	1,860,989
Green Mountain Coffee Roasters, Inc.*	36,450	2,648,457
Harris Corp.	75,500	3,886,740
iGATE Corp.	199,500	2,469,810
Itron, Inc.*	85,600	6,814,616
Jarden Corp.	48,600	1,561,032
Jefferies Group, Inc. (a)	182,400	4,964,928
Joy Global, Inc.	107,400	6,101,394
Lam Research Corp.*	59,100	2,396,505
Lexmark International, Inc. "A"* (a)	80,600	2,986,230
Life Technologies Corp.*	90,000	4,923,900
Martin Marietta Materials, Inc. (a)	27,400	2,627,112
Merge Healthcare, Inc.*	484,857	1,202,445
Metabolix, Inc.* (a)	144,600	1,803,162
NIC, Inc.	330,100	2,327,205
Northern Oil & Gas, Inc.*	169,200	2,751,192
NxStage Medical, Inc.*	394,400	5,016,768
Owens & Minor, Inc.	124,750	3,923,388
Owens-Illinois, Inc.*	97,400	3,451,856
Prosperity Bancshares, Inc. (a)	82,100	3,219,962
Questcor Pharmaceuticals, Inc.*	141,700	1,380,158
Rovi Corp.*	74,100	2,888,418
Schawk, Inc.	96,800	1,834,360
Schweitzer-Mauduit International, Inc.	121,800	6,932,856
Somanetics Corp.*	183,500	3,712,205
Stericycle, Inc.* (a)	49,300	2,903,770
Thoratec Corp.* (a)	166,400	7,419,776
TiVo, Inc.*	206,600	3,619,632
Ultra Petroleum Corp.*	147,700	7,055,629
Urban Outfitters, Inc.*	133,800	5,018,838
Vista Gold Corp.*	474,200	1,180,758
VIVUS, Inc.* (a)	271,900	2,770,661
Waddell & Reed Financial, Inc. "A"	100,400	3,726,848
(Cost $128,170,759)		199,150,355
Total Common Stocks (Cost $320,123,875)		463,641,766

Participatory Note 0.4%
Indonesia
PT AKR Corporindo Tbk (issuer Merrill Lynch International & Co.), Expiration Date 11/6/2014* (Cost $2,276,195)	19,235,000	2,198,560

Warrants 0.1%
Hong Kong
Kingboard Chemical Holdings Ltd., Expiration Date 10/31/2012* (Cost $0)	119,997	240,128

Securities Lending Collateral 14.0%
Daily Assets Fund Institutional, 0.25% (g) (h) (Cost $66,695,460)	66,695,460	66,695,460

Cash Equivalents 2.0%
Central Cash Management Fund, 0.21% (g) (Cost $9,427,775)	9,427,775	9,427,775
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $398,523,305)+	114.1	542,203,689
Other Assets and Liabilities, Net	(14.1)	(67,025,546)
Net Assets	100.0	475,178,143
* Non-income producing security.
+ The cost for federal income tax purposes was $402,505,870. At April 30, 2010, net unrealized appreciation for all securities based on tax cost was $139,697,819. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $163,859,707 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,161,888.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2010 amounted to $64,629,310, which is 13.6% of net assets.
(b) Security is listed in country of domicile. Significant business activities of company are in Africa.
(c) Security is listed in country of domicile. Significant business activities of company are in Norway.
(d) Security is listed in country of domicile. Significant business activities of company are in China.
(e) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(f) Security is listed in country of domicile. Significant business activities of company are in Poland.
(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and Warrants
Australia	$ —	$ 2,957,051	$ —	$ 2,957,051
Austria	—	3,875,083	—	3,875,083
Bermuda	3,351,822	—	—	3,351,822
Brazil	6,066,711	—	—	6,066,711
Canada	6,316,152	—	—	6,316,152
Channel Islands	2,771,496	—	—	2,771,496
China	4,631,670	4,953,960	—	9,585,630
Cyprus	—	3,331,618	—	3,331,618
France	4,613,346	8,617,446	—	13,230,792
Germany	—	23,186,345	—	23,186,345
Gibraltar	—	2,697,762	—	2,697,762
Greece	—	2,688,727	—	2,688,727
Hong Kong	—	30,351,190	—	30,351,190
Ireland	4,203,397	16,529,682	—	20,733,079
Italy	—	3,607,121	—	3,607,121
Japan	—	37,139,548	—	37,139,548
Korea	—	6,463,918	—	6,463,918
Luxembourg	—	2,376,791	—	2,376,791
Netherlands	3,689,456	14,613,444	—	18,302,900
Singapore	—	4,536,610	—	4,536,610
South Africa	—	2,453,511	—	2,453,511
Spain	2,366,910	2,710,494	—	5,077,404
Switzerland	—	7,663,372	—	7,663,372
Taiwan	—	5,618,826	—	5,618,826
Thailand	—	2,422,506	—	2,422,506
United Arab Emirates	—	2,979,009	—	2,979,009
United Kingdom	—	34,946,565	—	34,946,565
United States	199,150,355	—	—	199,150,355
Participatory Note	—	2,198,560	—	2,198,560
Short-Term Investments (i)	76,123,235	—	—	76,123,235
Total	$ 313,284,550	$ 228,919,139	$ —	$ 542,203,689
(i) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Common Stock
Ireland
Balance as of October 31, 2009	$ 0
Realized gains (loss)	(695,027)
Change in unrealized appreciation (depreciation)	695,027
Amortization premium/discount	—
Net purchases (sales	0
Net transfers in (out) of Level 3	—
Balance as of April 30, 2010	—
Net change in unrealized appreciation (depreciation) from investments still held at April 30, 2010	$ —

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $322,400,070) — including $64,629,310 of securities loaned	$ 466,080,454
Investment in Daily Assets Fund Institutional (cost $66,695,460)*	66,695,460
Investment in Central Cash Management Fund (cost $9,427,775)	9,427,775
Total investments, at value (cost $398,523,305)	542,203,689
Cash	563
Foreign currency, at value (cost $2,416)	2,429
Receivable for investments sold	2,768,365
Receivable for Fund shares sold	141,537
Dividends receivable	1,228,182
Interest receivable	33,675
Foreign taxes recoverable	90,558
Other assets	60,599
Total assets	546,529,597
Liabilities
Payable upon return of securities loaned	66,695,460
Payable for investments purchased	2,643,414
Payable for Fund shares redeemed	1,106,470
Accrued management fee	346,518
Other accrued expenses and payables	559,592
Total liabilities	71,351,454
Net assets, at value	$ 475,178,143
Net Assets Consists of:
Accumulated distributions in excess of net investment income	(3,558,150)
Net unrealized appreciation (depreciation) on: Investments	143,680,384
Foreign currency	11,725
Accumulated net realized gain (loss)	(73,937,223)
Paid-in capital	408,981,407
Net assets, at value	$ 475,178,143
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2010 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($132,580,611 ÷ 3,965,836 shares of capital stock outstanding, $.01 par value, 40,000,060 shares authorized)	$ 33.43
Maximum offering price per share (100 ÷ 94.25 of $33.43)	$ 35.47

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,691,338 ÷ 287,517 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 30.23

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($20,086,230 ÷ 660,781 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)
$ 30.40
Class S Net Asset Value, offering and redemption price(a) per share ($308,951,537 ÷ 8,982,815 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 34.39
Institutional Class Net Asset Value, offering and redemption price(a) per share ($4,868,427 ÷ 141,481 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 34.41
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $162,815)	$ 2,552,418
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	182,730
Income distributions — Central Cash Management Fund	7,092
Interest (net of foreign taxes withheld of $22)	93
Total Income	2,742,333
Expenses: Management fee	2,068,520
Administration fee	226,068
Services to shareholders	500,347
Custodian fee	41,512
Distribution and service fees	296,122
Professional fees	49,643
Directors' fees and expenses	6,575
Reports to shareholders	51,986
Registration fees	11,564
Other	19,027
Total expenses before expense reductions	3,271,364
Expense reductions	(2,317)
Total expenses after expense reductions	3,269,047
Net investment income (loss)	(526,714)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	12,402,997
Foreign currency	(77,552)
12,325,445
Change in net unrealized appreciation (depreciation) on: Investments	51,483,436
Foreign currency	3,032
51,486,468
Net gain (loss)	63,811,913
Net increase (decrease) in net assets resulting from operations	$ 63,285,199

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
Operations: Net investment income (loss)	$ (526,714)	$ 479,719
Net realized gain (loss)	12,325,445	(64,690,880)
Change in net unrealized appreciation (depreciation)	51,486,468	162,390,419
Net increase (decrease) in net assets resulting from operations	63,285,199	98,179,258
Distributions to shareholders from: Net investment income: Class A	—	(1,073,774)
Class B	—	(16,818)
Class C	—	(29,137)
Class S	—	(2,615,208)
Institutional Class	—	(5,863)
Total distributions	—	(3,740,800)
Fund share transactions: Proceeds from shares sold	28,785,400	43,812,818
Reinvestment of distributions	—	3,471,159
Cost of shares redeemed	(51,036,975)	(109,574,002)
Redemption fees	1,013	3,281
Net increase (decrease) in net assets from Fund share transactions	(22,250,562)	(62,286,744)
Increase (decrease) in net assets	41,034,637	32,151,714
Net assets at beginning of period	434,143,506	401,991,792
Net assets at end of period (including accumulated distributions in excess of net investment income of $3,558,150 and $3,031,436, respectively)	$ 475,178,143	$ 434,143,506

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 29.06	$ 22.54	$ 47.86	$ 43.66	$ 36.46	$ 29.93
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	.01	.31	(.01)	(.13)[e]	(.08)
Net realized and unrealized gain (loss)	4.43	6.70	(22.85)	9.16	9.17	6.61
Total from investment operations	4.37	6.71	(22.54)	9.15	9.04	6.53
Less distributions from: Net investment income	—	(.19)	(.16)	(.01)	(.18)	—
Net realized gains	—	—	(2.62)	(4.94)	(1.66)	—
Total distributions	—	(.19)	(2.78)	(4.95)	(1.84)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 33.43	$ 29.06	$ 22.54	$ 47.86	$ 43.66	$ 36.46
Total Return (%)[c]	15.04**	30.15[d]	(49.77)[d]	22.78[d]	25.56[d,e]	21.82[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133	124	130	300	219	155
Ratio of expenses before expense reductions (%)	1.63*	1.72	1.69	1.69	1.79	1.83
Ratio of expenses after expense reductions (%)	1.63*	1.56	1.60	1.65	1.76	1.74
Ratio of net investment income (loss) (%)	(.42)*	.02	.80	(.03)	(.34)[e]	(.24)
Portfolio turnover rate (%)	36**	53	20	21	29	31
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 26.40	$ 20.47	$ 43.88	$ 40.68	$ 34.17	$ 28.27
Income (loss) from investment operations: Net investment income (loss)[b]	(.17)	(.12)	.10	(.31)	(.44)[e]	(.29)
Net realized and unrealized gain (loss)	4.00	6.08	(20.89)	8.45	8.61	6.19
Total from investment operations	3.83	5.96	(20.79)	8.14	8.17	5.90
Less distributions from: Net investment income	—	(.03)	—	—	—	—
Net realized gains	—	—	(2.62)	(4.94)	(1.66)	—
Total distributions	—	(.03)	(2.62)	(4.94)	(1.66)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 30.23	$ 26.40	$ 20.47	$ 43.88	$ 40.68	$ 34.17
Total Return (%)[c,d]	14.51**	29.21	(50.15)	21.88	24.61[e]	20.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	10	11	32	34	40
Ratio of expenses before expense reductions (%)	2.58*	2.67	2.53	2.53	2.68	2.79
Ratio of expenses after expense reductions (%)	2.53*	2.31	2.35	2.38	2.52	2.50
Ratio of net investment income (loss) (%)	(1.32)*	(.73)	.05	(.78)	(1.14)[e]	(1.00)
Portfolio turnover rate (%)	36**	53	20	21	29	31
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 26.53	$ 20.58	$ 44.10	$ 40.86	$ 34.30	$ 28.38
Income (loss) from investment operations: Net investment income (loss)[b]	(.15)	(.12)	.10	(.32)	(.41)[e]	(.30)
Net realized and unrealized gain (loss)	4.02	6.10	(21.00)	8.50	8.63	6.22
Total from investment operations	3.87	5.98	(20.90)	8.18	8.22	5.92
Less distributions from: Net investment income	—	(.03)	—	—	—	—
Net realized gains	—	—	(2.62)	(4.94)	(1.66)	—
Total distributions	—	(.03)	(2.62)	(4.94)	(1.66)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 30.40	$ 26.53	$ 20.58	$ 44.10	$ 40.86	$ 34.30
Total Return (%)[c]	14.59**	29.15[d]	(50.15)[d]	21.88[d]	24.66[d,e]	20.86[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	19	18	44	33	25
Ratio of expenses before expense reductions (%)	2.42*	2.52	2.43	2.45	2.49	2.64
Ratio of expenses after expense reductions (%)	2.42*	2.32	2.35	2.40	2.48	2.50
Ratio of net investment income (loss) (%)	(1.21)*	(.74)	.05	(.80)	(1.07)[e]	(1.00)
Portfolio turnover rate (%)	36**	53	20	21	29	31
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 29.85	$ 23.16	$ 49.12	$ 44.71	$ 37.30	$ 30.55
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	.06	.40	.13	(.01)[d]	.02
Net realized and unrealized gain (loss)	4.55	6.89	(23.44)	9.39	9.39	6.76
Total from investment operations	4.54	6.95	(23.04)	9.52	9.38	6.78
Less distributions from: Net investment income	—	(.26)	(.30)	(.17)	(.31)	(.03)
Net realized gains	—	—	(2.62)	(4.94)	(1.66)	—
Total distributions	—	(.26)	(2.92)	(5.11)	(1.97)	(.03)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 34.39	$ 29.85	$ 23.16	$ 49.12	$ 44.71	$ 37.30
Total Return (%)	15.21**	30.48[c]	(49.63)[c]	23.16[c]	25.97[c,d]	22.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	309	279	243	538	443	367
Ratio of expenses before expense reductions (%)	1.27*	1.32	1.37	1.36	1.43	1.42
Ratio of expenses after expense reductions (%)	1.27*	1.30	1.32	1.34	1.42	1.42
Ratio of net investment income (loss) (%)	(.06)*	.28	1.08	.28	(.02)[d]	.08
Portfolio turnover rate (%)	36**	53	20	21	29	31
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2010[a]	2009	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 29.84	$ 23.17	$ 35.45
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.07	.02
Net realized and unrealized gain (loss)	4.56	6.89	(12.30)
Total from investment operations	4.57	6.96	(12.28)
Less distributions from: Net investment income	—	(.29)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 34.41	$ 29.84	$ 23.17
Total Return (%)	15.32**	30.60	(34.64)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3.50
Ratio of expenses before expense reductions (%)	1.12*	1.17	1.18*
Ratio of expenses after expense reductions (%)	1.12*	1.17	1.15*
Ratio of net investment income (loss) (%)	.09*	.41	.39*
Portfolio turnover rate (%)	36**	53	20
[a] For the six months ended April 30, 2010 (Unaudited).
[b] For the period from August 26, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Small Cap Growth Fund (formerly DWS Global Opportunities Fund) (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $85,189,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($19,289,000) and October 31, 2017 ($65,900,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $87,075,194 and $115,795,649, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Over $1 billion of such net assets	.815%

For the period from November 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:

Class B	2.53%
Class C	2.53%

Accordingly, for the six months ended April 30, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.915% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2010, the Administration Fee was $226,068, of which $39,530 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2010
Class A	$ 157,012	$ —	$ 106,283
Class B	19,355	2,317	12,213
Class C	25,153	—	17,450
Class S	144,559	—	97,144
Institutional Class	109	—	70
	$ 346,188	$ 2,317	$ 233,160

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2010
Class B	$ 34,193	$ 5,507
Class C	72,882	12,605
	$ 107,075	$ 18,112

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2010	Annualized Effective Rate
Class A	$ 154,303	$ 76,274.24%
Class B	11,000	4,108.24%
Class C	23,744	10,928.24%
	$ 189,047	$ 91,310

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2010, aggregated $2,397.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2010, the CDSC for Class B and C shares aggregated $9,344 and $37, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2010, DIDI received $198 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,388, of which $9,259 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	353,446	$ 11,299,017	925,709	$ 21,387,447
Class B	21,531	616,449	70,962	1,489,689
Class C	45,804	1,330,576	128,272	2,672,212
Class S	333,559	11,532,435	656,564	16,153,525
Institutional Class	129,314	4,006,923	72,990	2,109,945
		$ 28,785,400		$ 43,812,818
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	50,484	$ 1,022,302
Class B	—	—	836	15,481
Class C	—	—	1,378	25,646
Class S	—	—	115,753	2,401,867
Institutional Class	—	—	283	5,863
		$ —		$ 3,471,159
Shares redeemed
Class A	(661,508)	$ (20,706,406)	(2,456,533)	$ (54,885,955)
Class B	(95,885)	(2,713,946)	(237,095)	(4,864,305)
Class C	(95,558)	(2,741,698)	(317,311)	(6,461,333)
Class S	(694,306)	(22,309,517)	(1,898,695)	(43,234,570)
Institutional Class	(76,627)	(2,565,408)	(5,924)	(127,839)
		$ (51,036,975)		$ (109,574,002)
Redemption fees		$ 1,013		$ 3,281
Net increase (decrease)
Class A	(308,062)	$ (9,407,384)	(1,480,340)	$ (32,475,085)
Class B	(74,354)	(2,097,497)	(165,297)	(3,359,069)
Class C	(49,754)	(1,411,122)	(187,661)	(3,762,478)
Class S	(360,747)	(10,776,074)	(1,126,378)	(24,678,081)
Institutional Class	52,687	1,441,515	67,349	1,987,969
		$ (22,250,562)		$ (62,286,744)

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KGDAX	KGDBX	KGDCX	SGSCX	KGDIX
CUSIP Number	233379 106	233379 205	233379 304	233379 502	233379 676
Fund Number	083	283	383	2010	1483

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Small Cap Growth Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Small Cap Growth Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 29, 2010